                                                                    Exhibit 99.3

                                    SPECIMEN

                         FACE OF PEPS UNITS CERTIFICATE

         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. ________                                               CUSIP No. G68603 20 1
Number of PEPS Units:___________________

                                 PARTNERRE LTD.

                   PREMIUM EQUITY PARTICIPATING SECURITY UNITS

         This PEPS Units Certificate certifies that Cede & Co. is the registered Holder of the number of PEPS Units set forth above. Each PEPS Unit consists of
(i) the beneficial ownership by the Holder of one Preferred Share (the "Preferred Share") of PartnerRe Ltd., a Bermuda company (the "Company"), having a stated liquidation preference of $50, subject to the Pledge of such Preferred Share by such Holder pursuant to the Pledge Agreement and (ii) the rights and obligations of the Holder under one Purchase Contract with the Company. All capitalized terms used herein which are defined in the Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Preferred Shares constituting part of each PEPS Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising part of such PEPS Unit.

         The Pledge Agreement provides that all payments of the liquidation preference with respect to any of the Pledged Preferred Shares, or cash dividends or other distributions on any Pledged Preferred Shares (as defined in the Pledge Agreement) constituting part of the PEPS Units received by the Securities Intermediary shall be paid by wire transfer in same day funds (i) in the case of (A) cash dividends or other distributions with respect to Pledged Preferred Shares and (B) any payments of the liquidation preference with respect to any Preferred Shares that have been released from the Pledge pursuant to the Pledge Agreement, to the Purchase Contract Agent to the account designated by the Purchase Contract Agent, no later than 12:00 p.m., New York City time, on the Business Day such payment is received by the Securities Intermediary (provided that in the event such payment is received by the Securities Intermediary on a day that is not a Business Day or after 11:00 a.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments of the liquidation preference with respect to any of the Pledged Preferred Shares on the Purchase Contract Settlement Date (as described herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the PEPS Units of which such Pledged Preferred Shares are a part under the Purchase Contracts forming a part of such PEPS Units. Distributions on any Preferred Share forming part of a PEPS Unit evidenced hereby, which are payable quarterly in arrears on March 31, June 30, September 30, and December 31 of each year, commencing December 31, 2001 (a "Payment Date"), shall, subject to receipt thereof by the Purchase Contract Agent, be paid to the Person in whose name this PEPS Unit Certificate (or a Predecessor PEPS Unit Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Each Purchase Contract evidenced hereby obligates the Holder of this PEPS Units Certificate to purchase, and the Company to sell, on December 31, 2004 (the "Purchase Contract Settlement Date"), at a price equal to $50 (the "Stated Amount"), a number of common shares, $1.00 par value ("Common Shares"), of the Company, equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the PEPS Unit of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the Common Shares purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of payment received in respect of the liquidation preference with respect to any Pledged Preferred Shares pursuant to the Remarketing pledged to secure the obligations under such Purchase Contract of the Holder of the PEPS Unit of which such Purchase Contract is a part.

         The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a PEPS Unit evidenced hereby, an amount (the "Contract Adjustment Payments") equal to 2.39% per year of the Stated Amount. Such Contract Adjustment Payments shall be payable to the Person in whose name the PEPS Unit Certificate is registered at the close of business on the Record Date for such Payment Date. The Company may, at its option, defer such Contract Adjustment Payments.

         Dividends and other distributions on the Preferred Shares and Contract Adjustment Payments on the Purchase Contracts will be payable at the office of the Purchase Contract Agent in New York

City or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Security Register.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this PEPS Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                            PARTNERRE LTD.


                                            By:  __________________________
                                                 Name:
                                                 Title:


                                            HOLDER SPECIFIED ABOVE (as to
                                            obligations of such Holder under the
                                            Purchase Contracts)


                                            By:  JPMORGAN CHASE BANK,
                                                 not individually but solely as
                                                 Attorney-in-Fact of such Holder

                                            By:  __________________________
                                                 Name:
                                                 Title:

DATED:__________________

                          CERTIFICATE OF AUTHENTICATION
                           OF PURCHASE CONTRACT AGENT


         This is one of the PEPS Units Certificates referred to in the within mentioned Purchase Contract Agreement.

                                             By:  JPMORGAN CHASE BANK,
                                                  as Purchase Contract Agent

                                             By:  __________________________
                                                      Authorized Officer

Dated: ____________________

                       (REVERSE OF PEPS UNITS CERTIFICATE)


         Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of November 21, 2001 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and JPMorgan Chase Bank, as Purchase Contract Agent (including its successors hereunder, the "Purchase Contract Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company, and the Holders and of the terms upon which the PEPS Units Certificates are, and are to be, executed and delivered.

         Unless a Cash Settlement or Early Settlement has occurred, each Purchase Contract evidenced hereby obligates the Holder of this PEPS Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of Common Shares equal to the Settlement Rate, unless, prior to or on the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part or an Early Settlement shall have occurred. The "Settlement Rate" is equal to:

                  (1) if the Applicable Market Value (as defined below) is greater than or equal to $57.50 (the "Threshold Appreciation Price"),
         0.8696 Common Shares per Purchase Contract;

                  (2) if the Applicable Market Value is less than the Threshold Appreciation Price but greater than $47.00 (the "Reference Price"), the number of Common Shares per Purchase Contract having a value, based on the Applicable Market Value, equal to $50; and

                  (3) if the Applicable Market Value is less than or equal to the Reference Price, 1.0638 Common Shares per Purchase Contract,

subject to adjustment as provided in the Purchase Contract Agreement (and rounded upward or downward to the nearest 1/10,000th of a share).

         No fractional Common Shares will be issued upon settlement of Purchase Contracts, as provided in Section 5.09 of the Purchase Contract Agreement.

         Each Purchase Contract evidenced hereby, which is settled either through Cash Settlement or Early Settlement, shall obligate the Holder of the related PEPS Unit to purchase at the Purchase Price, and the Company to sell, a number of Common Shares equal to the Settlement Rate or the Early Settlement Rate, as applicable.

         The "Applicable Market Value" means the average of the Closing Price per Common Share on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date (or Early Settlement Date, as applicable).

         The "Closing Price" per Common Share on any date of determination means:

                  (1) the closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

                  (2) if the Common Shares are not listed for trading on the NYSE on any such date, the closing sale price per share as reported in the composite transactions for the principal United States securities exchange on which Common Shares is so listed;

                  (3) if the Common Shares are not so listed on a United States national or regional securities exchange, the closing sale price per share as reported by Nasdaq National Market.;

                  (4) if the Common Shares are not so reported, the last quoted bid price for the Common Shares in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

                  (5) if such bid price is not available, the average of the mid-point of the last bid and ask prices of the Common Shares on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company.

         A "Trading Day" means a day on which Common Shares (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of Common Shares.

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this PEPS Units Certificate may pay the Purchase Price, less the aggregate amount of any accrued and unpaid Contract Adjustment Payments and any Deferred Contract Adjustment Payments per Purchase Contract evidenced hereby, for the Common Shares purchased pursuant to each Purchase Contract evidenced hereby by effecting a Cash Settlement or any Early Settlement or from the proceeds of a Remarketing of the related Pledged Preferred Shares. A Holder of PEPS Units who (1) does not effect, on or prior to 11:00 a.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, an effective Cash Settlement or (2) does not effect on or prior to 5:00 p.m. (New York City time) on the seventh Business Day immediately preceding the Purchase Contract Settlement Date, an effective Early Settlement, shall pay the Purchase Price for the Common Shares to be delivered under the related Purchase Contract from the proceeds of the sale of the related Pledged Preferred Shares held by the Collateral Agent. Such sale will be made by the Remarketing Agent pursuant to the terms of the Remarketing Agreement on the third Business Day prior to the Purchase Contract Settlement Date. If, as provided in the Purchase Contract Agreement, upon the occurrence of a Failed Remarketing, the Collateral Agent, for the benefit of the Company, exercises its rights as a secured creditor with respect to the Pledged Preferred Shares related to this PEPS Units certificate, any accrued and unpaid dividends on such Pledged Preferred Shares will become payable by the Company to the holder of this PEPS Units Certificate in the manner provided for in the Purchase Contract Agreement.

         The Company shall not be obligated to issue any Common Shares in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate purchase price for the Common Shares to be purchased thereunder in the manner herein set forth.

         Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall give written notice to the Purchase Contract Agent and to the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Preferred Share forming a part of each PEPS Unit from the Pledge. A PEPS Unit shall thereafter represent the right to receive the Preferred Share forming a part of such PEPS Unit in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         Under the terms of the Pledge Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Preferred Shares. Upon receipt of notice of any meeting at which holders of Preferred Shares are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Preferred Shares, the Purchase Contract Agent shall, as soon as practicable thereafter, mail to the PEPS Units Holders a notice:

                  (1) containing such information as is contained in the notice or solicitation;

                  (2) stating that each PEPS Unit Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Shares entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to the Preferred Shares constituting a part of such Holder's PEPS Unit; and

                  (3) stating the manner in which such instructions may be given.

Upon the written request of the PEPS Unit Holders on such record date, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Preferred Shares as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a PEPS Unit, the Purchase Contract Agent shall abstain from voting the Preferred Share evidenced by such PEPS Unit.

         The PEPS Certificates are issuable only in registered form and only in denominations of a single PEPS Unit and any integral multiple thereof. The transfer of any PEPS Units Certificate will be registered and PEPS Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Except as provided in the Purchase Contract

Agreement, for so long as the Purchase Contract underlying a PEPS Unit remains in effect, such PEPS Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such PEPS Unit in respect of the Preferred Shares and Purchase Contract constituting such PEPS Unit may be transferred and exchanged only as a PEPS Unit.

         The Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the PEPS Units Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in New York City or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such address as it appears on the Security Register.

         The Company has the right to defer payment of all or part of the Contract Adjustment Payments in respect of each Purchase Contract until no later than the Purchase Contract Settlement Date (or in the event of an effective Early Settlement, the Early Settlement Date). If the Company so elects to defer Contract Adjustment Payments, the Company shall pay additional Contract Adjustment Payments on such deferred installments of Purchase Contract Payments at a rate equal to 2.39% per annum, compounding quarterly, until such deferred installments are paid. In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until the Purchase Contract Settlement Date (or, in the event of an effective Early Settlement, the Early Settlement Date), each Holder will receive on the Purchase Contract Settlement Date or Early Settlement Date, as applicable, the aggregate amount of accrued and unpaid Contract Adjustment Payments and Deferred Contract Adjustment Payments to the extent such amounts are not deducted from the Purchase Price in the case of a Cash Settlement or any Early Settlement.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred; provided that the obligation of the Company to pay any accrued and unpaid Contract Adjustment Payments and any Deferred Contract Adjustment Payments shall survive such termination and the Company shall promptly pay at such time to the Person in whose name the PEPS Units Certificate evidencing such Purchase Contract is registered at the close of business on the such date of termination, and such payments will be payable at the office of the Purchase Contract Agent in New York City or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such address as it appears on the Security Register. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Preferred Shares from the Pledge in accordance with the provisions of the Pledge Agreement.

         Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Securities may be settled early

("Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contract evidenced by this PEPS Units Certificate, the Holder of this PEPS Units Certificate shall deliver to the Purchase Contract Agent at the Corporate Trust Office an Election to Settle Early form set forth below and any other documents requested by the Purchase Contract Agent duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to the product of (A) $50, less the aggregate amount of any accrued and unpaid Contract Adjustment Payments and any Deferred Contract Adjustment Payments on such Purchase Contract, times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement.

         Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Pledged Preferred Shares underlying such Securities shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of Common Shares on account of each Purchase Contract forming part of a PEPS Unit as to which Early Settlement is effected equal to 0.8696 Common Shares per Purchase Contract (the "Early Settlement Rate"), except as provided in Section 5.04(b)(2) of the Purchase Contract Agreement. The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

         Upon registration of transfer of this PEPS Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this PEPS Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this PEPS Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the PEPS Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under any Bankruptcy Law, including the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform his obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Preferred Shares underlying this PEPS Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect to the aggregate liquidation preference of the Pledged Preferred Shares on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

         The Purchase Contracts shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

         The Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this PEPS Units Certificate is registered as the owner of the PEPS Units evidenced hereby for the purpose of receiving payments of dividends payable quarterly on the Preferred Shares, receiving payments of Contract Adjusment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of Common Shares.

         A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:                                    as tenants in common
UNIF GIFT MIN ACT:                          ___________________ Custodian ___________________
                                                   (cust)                      (minor)
                                            Under Uniform Gifts to Minors Act of  __________


TENANT:                                     as tenants by the entireties

JT TEN:                                     as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

                           ---------------------------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


(Please insert Social Security or Taxpayer I.D. or other Identifying Number of
                                   Assignee)


 (Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within PEPS Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney __________________, to transfer said PEPS Units Certificates on the books of PartnerRe Ltd. with full power of substitution in the premises.

Dated:                                                    Signature

                                                          NOTICE: The signature
                                                          to this assignment
                                                          must correspond with
                                                          the name as it appears
                                                          upon the face of the
                                                          within PEPS Units
                                                          Certificates in every
                                                          particular, without
                                                          alteration or
                                                          enlargement or any
                                                          change whatsoever.

         Signature Guarantee:

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate for Common Shares deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of PEPS Units evidenced by this PEPS Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:                                         Signature
                                               Signature Guarantee:
                                               (if assigned to another Person)


If shares are to be registered in
the name of and delivered to a                 REGISTERED HOLDER
Person other than the Holder,
please (i) print such Person's name            Please print name and address of
and address and (ii) provide a                 Registered Holder:
guarantee of your signature:

Name                                           Name

Address                                        Address

Social Security or other
Taxpayer Identification
Number, if any

Transfer Instructions for Pledged Preferred Shares transferable upon a Termination Event:

                            ELECTION TO SETTLE EARLY


         The undersigned Holder of this PEPS Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of PEPS Units evidenced by this PEPS Units Certificate specified below. The undersigned Holder directs that a certificate for Common Shares deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any PEPS Units Certificate representing any PEPS Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Preferred Shares deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
                                                          Signature

Signature Guarantee:

         Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If Common Shares or PEPS Units             REGISTERED HOLDER
Certificates are to be registered
in the name of and delivered to and
Pledged Preferred Shares are to be
transferred to a Person other than
the Holder, please print such
Person's name and address:



                                           Please print name and address of
                                           Registered Holder:





Name
                                           Name
Address
                                           Address
Social Security or other
Taxpayer Identification

Number, if any

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE


The following increases or decreases in this Global Certificate have been made:

                                                                            Number of PEPS
                               Amount of               Amount of            Units evidenced          Signature of
                              increase in             decrease in           by this Global            authorized
                            Number of PEPS          Number of PEPS            Certificate            signatory of
                            Units evidenced         Units evidenced         following such            Trustee or
                             by the Global           by the Global            decrease or             Securities
Date                          Certificate             Certificate              increase                Custodian
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